UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant    ☐

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☐	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:

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The following communication was sent to certain beneficial holders of its American Depositary Shares by or on behalf of Teva Pharmaceutical Industries Limited:

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 11, 2019

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

BROKER
LOGO
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51 MERCEDES WAY
EDGEWOOD NY 11717

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John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 15, 2019
Date: June 11, 2019 **Time:** 9:00 AM LST
Location: Teva executive offices
5 Basel Street
Petach Tikva 4951033 Israel

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You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow ï§ (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ï§ (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 24, 2019 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. ï§ Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Internal Use Only 0000419125_2 R1.0.1.18

Voting items

The Board of Directors recommends you vote FOR the following proposal(s):

1. Election of Directors

Nominees

1A Amir Elstein

1B Roberto A. Mignone

1C Dr. Perry D. Nisen

The Board of Directors recommends you vote FOR the following proposal(s):

2 To Approve, on a Non-Binding Advisory Basis, the Compensation for Teva's Named Executive Officers

3 To Approve an Amended Compensation Policy with respect to the Terms of Office and Employment of Teva's Executive Officers and Directors

3A Regarding proposal 3, please indicate when you vote whether or not you are a "controlling shareholder" of Teva and whether or not you have a personal benefit or other interest in this proposal. IMPORTANT NOTE: If you do not complete this section, or if you indicate that you are a controlling shareholder or that you have a personal benefit or other interest in the proposal, your vote on proposal 3 will not be counted for purposes of the Disinterested Majority. See the Proxy Statement for more information, including the definitions of these terms under the Israeli Companies Law. Teva is not currently aware of any "controlling shareholder", as defined under the Israeli Companies Law, and believes that the vast majority of its shareholders should not have a personal benefit or other interest in proposal 3

4A Director Compensation: To Approve the Compensation to be Provided to Teva's Non-Employee Directors

4B Director Compensation: To Approve the Compensation to be Provided to Teva's Non-Executive Chairman of the Board

5 To Appoint Kesselman & Kesselman, a Member of PricewaterhouseCoopers International Ltd., as Teva's Independent Registered Public Accounting Firm until Tevas 2020 Annual Meeting of Shareholders

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Voting items Continued Reserved for Broadridge Internal Control Information NOTE: In addition, shareholders will consider Teva’s annual consolidated financial statements for the year ended December 31, 2018. Please note: In order for your ADS votes to be counted, you must be an ADS holder as of May 2, 2019. Voting Instructions THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Broadridge Internal Use Only P99999-010 12 Job # Envelope # Sequence 15 # # of # Sequence # OF## 0000419125_4 R1.0.1.18

The following communication was sent to certain registered holders of its American Depositary Shares by or on behalf of Teva Pharmaceutical Industries Limited:

Teva Pharmaceutical Industries Limited

VOTE

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Online

Go to **www.investorvote.com/teva** or scan the QR code – login details are located in the shaded bar below.

Votes submitted electronically must be received by 10 a.m., Eastern Time, on June 7, 2019.

Teva Pharmaceutical Industries Limited Shareholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 11, 2019

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.investorvote.com/teva

Easy Online Access – View your proxy materials and vote.

Step 1: Go to **www.investorvote.com/teva.**
Step 2: Click on the icon on the right to view meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 24, 2019 to facilitate timely delivery.

2 N O T C O Y

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Shareholder Meeting Notice Teva Pharmaceutical Industries Limited’s Annual Meeting of Shareholders will be held on June 11, 2019 at Teva’s executive offices at 5 Basel Street, Petach Tikva, 4951033 Israel, at 9:00 a.m. (local time). Proposals to be voted on at the meeting are listed below along with the Board of Director’s recommendations. Teva’s Board of Directors recommends that you vote FOR all proposals: 1. Election of Directors a. Amir Elstein b. Roberto A. Mignone c. Dr. Perry D. Nisen 2. To Approve, on a Non-Binding Advisory Basis, the Compensation for Teva’s Named Executive Officers 3. To Approve an Amended Compensation Policy with respect to the Terms of Office and Employment of Teva’s Executive Officers and Directors Regarding proposal 3, please indicate when you vote whether or not you are a “controlling shareholder” of Teva and whether or not you have a personal benefit or other interest in this proposal. IMPORTANT NOTE: if you do not complete this section, or if you indicate that you are a controlling shareholder or that you have a personal benefit or other interest in the proposal, your vote on proposal 3 will not be counted for purposes of the Disinterested Majority. See the Proxy Statement for more information, including the definitions of these terms under the Israeli Companies Law. Teva is not currently aware of any “controlling shareholder,” as defined under the Israeli Companies Law, and believes that the vast majority of its shareholders should not have a personal benefit or other interest in proposal 3. 4. Director Compensation: a. To Approve the Compensation to be Provided to Teva’s Non-Employee Directors b. To Approve the Compensation to be Provided to Teva’s Non-Executive Chairman of the Board 5. To Appoint Kesselman & Kesselman, a Member of PricewaterhouseCoopers International Ltd., as Teva’s Independent Registered Public Accounting Firm until Teva’s 2020 Annual Meeting of Shareholders In addition, shareholders will consider Teva’s annual consolidated financial statements for the year ended December 31, 2018. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend the meeting, please bring this notice with you. If you wish to vote at the shareholder meeting, you must present your Teva ADSs for cancellation and withdrawal of the corresponding Teva ordinary shares in time to be a shareholder of Teva as of May 2, 2019 (i.e. the record date for the shareholder meeting). Information on how to obtain directions to the Teva Pharmaceutical Industries Limited shareholder meeting is available in the proxy statement available at www.investorvote.com/teva. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/teva. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Teva Pharmaceutical Industries Limited” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 24, 2019. PLEASE NOTE – In order for your ADS votes to be counted, you must be an ADS holder as of May 2, 2019

The following communication was sent to certain holders of its ordinary shares by Teva Pharmaceutical Industries Limited:

TEVA PHARMACEUTICAL INDUSTRIES LIMITED 2019 ANNUAL MEETING OF SHAREHOLDERS June 11, 2019 9:00 a.m. (Israel time) Teva’s executive offices 5 Basel Street Petach Tikva, 4951033 Israel

Directions to the Teva Pharmaceutical Industries Limited 2019 Annual Meeting of Shareholders are available in the proxy statement which can be viewed at www.tevapharm.com/2019proxymaterials.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on June 11, 2019.

Notice is hereby given that the 2019 Annual Meeting of Shareholders (the “meeting”) of Teva Pharmaceutical Industries Limited (“Teva”) will be held at 5 Basel Street, Petach Tikva, 4951033 Israel on June 11, 2019 at 9:00 a.m. (Israel time).

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. This is not a form for voting.

The Proxy Statement and Annual Report are available at www.tevapharm.com/2019proxymaterials.

If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 24, 2019 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

1.	To appoint the following persons: Amir Elstein, Roberto A. Mignone and Dr. Perry D. Nisen to serve on the Board of Directors until our 2022 annual meeting of shareholders.

2.	To approve, on a non-binding advisory basis, the compensation for Teva’s named executive officers.

3.

To approve an amended Compensation Policy with respect to the terms of office and employment of Teva’s Executive Officers and Directors, substantially in the form attached as Appendix A to the Proxy Statement.

4.	Director Compensation:

(a)	To approve the compensation to be provided to Teva’s non-employee directors; and

(b)	To approve the compensation to be provided to Teva’s non-executive Chairman of the Board.

5.	To appoint Kesselman & Kesselman, a member of PricewaterhouseCoopers International Ltd., as Teva’s independent registered public accounting firm until Teva’s 2020 annual meeting of shareholders.

In addition, shareholders will consider Teva’s annual consolidated financial statements for the year ended December 31, 2018.

The Board of Directors recommends that you vote FOR all proposals.

To request paper copies of the proxy materials, which include the proxy card,

proxy statement and annual report, please contact us via:

•	Internet/Mobile – Access the Internet and go to www.tevapharm.com/InfoRequest. Follow the instructions to order copies.

•	Telephone – Call Investor Relations in the United States at +1 (215) 591-8912 or in Israel at +972 (3) 926-7516.

•	Email – Send us an email at TevaIR@tevapharm.com with “Teva Materials Request” in the subject line. The email must include:

•	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.

•	If you choose email delivery you must include the email address.

•	If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent”.

In order to ensure timely delivery, you must request the information no later than May 24, 2019.